Exhibit 99.1
Bay View Securitization Corporation
Bay View 2005 LJ-1 Owner Trust
For Payment Date: March 25, 2005
For Collection Period: February 2005
For Determination Date: March 17, 2005

A. PRINCIPAL BALANCE RECONCILIATION		A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE

(A)	Original Principal Balance	38,600,000.00	62,600,000.00	64,100,000.00	66,800,000.00	8,335	232,100,000.00	232,100,000.00

(B)	Beginning Balance	38,600,000.00	62,600,000.00	64,100,000.00	66,800,000.00	8,335	232,100,000.00	232,100,000.00

(C)	Collections (Regular Payments)	2,716,267.67	0.00	0.00	0.00	n/a	2,716,267.67	2,716,267.67

(D)	Withdrawal from Payahead (Principal)	0.00	0.00	0.00	0.00	n/a	0.00	0.00

(E)	Collections (Principal Payoffs)	2,802,377.81	0.00	0.00	0.00	101	2,802,377.81	2,802,377.81

(F)	Gross Charge Offs (Prior Mo. End Bal)	0.00	0.00	0.00	0.00	0	0.00	0.00

(G)	Principal Reductions (Other)(Partial chg-off)	0.00	0.00	0.00	0.00	n/a	0.00	0.00

(H)	Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I)	Ending Balance	33,081,354.52	62,600,000.00	64,100,000.00	66,800,000.00	8,234	226,581,354.52	226,581,354.52

(J)	Certificate Factor	85.702991%	100.000000%	100.000000%	100.000000%	98.788242%	97.622298%	97.622298%

Notional Principal Balance: Class I
(K)	Beginning							176,576,068.00

(L)	Reduction							5,518,645.48

(M)	Ending							171,057,422.52

Notional Principal Balance: Companion Component
(N)	Beginning							55,523,932.00

(O)	Reduction							-

(P)	Ending							55,523,932.00

B. CASH FLOW RECONCILIATION								TOTALS

(A)	CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS							6,969,024.44

(B)	INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							2,131.32

(C)	WITHDRAWAL FROM PAYAHEAD ACCOUNT							0.00

(D)	ADVANCES							2,408.43

(E)	REPURCHASES							0.00

(F)	GROSS CHARGE OFF RECOVERIES							0.00

(G)	SPREAD ACCOUNT WITHDRAWAL							0.00

(H)	Policy Draw for “I” Interest							0.00

(I)	Policy Draw for “A-1” Interest or Ultimate Principal							0.00

	(i) allocable to interest							0.00

	(ii) allocable to parity deficit or ultimate principal							0.00

(J)	Policy Draw for “A-2” Interest or Ultimate Principal							0.00

	(i) allocable to interest							0.00

	(ii) allocable to parity deficit or ultimate principal							0.00

(K)	Policy Draw for “A-3” Interest or Ultimate Principal							0.00

	(i) allocable to interest							0.00

	(ii) allocable to parity deficit or ultimate principal							0.00

(L)	Policy Draw for “A-4” Interest or Ultimate Principal							0.00

	(i) allocable to interest							0.00

	(ii) allocable to parity deficit or ultimate principal							0.00

	TOTAL COLLECTIONS							6,973,564.19

C. TRUSTEE DISTRIBUTION								TOTAL

(A)	TOTAL CASH FLOW							6,973,564.19

(B)	DEPOSIT TO PAYAHEAD							3,373.89

(C)	Indenture Trustee Fee							0.00

(D)	UNRECOVERED INTEREST ADVANCES							0.00

(E)	SERVICING FEE (DUE AND UNPAID)							193,416.67

(F)	Standby Servicing Fee (not to exceed $50,000)							6,769.58

(G)	Owner Trustee Fee (not to exceed $25,000)							333.33

(H)	INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							111,795.25

(I)	INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							188,843.33

(J)	INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							206,188.33

(K)	INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							227,676.67

(L)	Interest to “I” Certificate Holders, including Overdue							73,573.36

(M)	PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							5,518,645.48

(N)	PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00

(O)	PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00

(P)	PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00

(Q)	Policy Premium and Unreimbursed Draws							62,667.00

(R)	Spread Account (up to the Requisite Amount)							380,281.30

(S)	Additional Unpaid Standby Servicing Fee							0.00

(T)	Additonal Unpaid Indenture Trustee Fee							0.00

(U)	Additional Unpaid Owner Trustee Fee							0.00

(V)	Interests Advance Recovery Payments							0.00

(W)	EXCESS YIELD							0.00

	BALANCE							0.00

D. SPREAD ACCOUNT								SPREAD ACCOUNT

(A)	BEGINNING BALANCE							5,802,508.28

(B)	ADDITIONS TO SPREAD AMOUNT							380,281.30

(C)	INTEREST EARNED							4,502.68

(D)	DRAWS							0.00

(E)	REIMBURSEMENT FOR PRIOR DRAWS							N/A

(F)	DISTRIBUTION OF FUNDS TO SERVICER							N/A

(G)	PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER							0.00
(H)	ENDING BALANCE							6,187,292.26

(I)	REQUIRED BALANCE							11,895,521.11

(J)	CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER							0.00

Bay View Securitization Corporation
Bay View 2005 LJ-1 Owner Trust
For Payment Date: March 25, 2005
For Collection Period: February 2005
For Determination Date: March 17, 2005

E. CURRENT RECEIVABLES DELINQUENCY				NUMBER	BALANCE

	# PAYMENT DELINQUENCY
(A)	61-90			0	0.00

(B)	90+ days			0	0.00

(C)	TOTAL			0	-

F. REPOSSESSIONS				NUMBER	BALANCE

(A)	COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)			1	22,221.89

(B)	AGGREGATE REPOSSESSIONS			1	22,221.89

(C)	UNLIQUIDATED REPOSSESSIONS			1	22,221.89

G. PAYAHEAD RECONCILIATION
(A)	BEGINNING BALANCE				0.00

(B)	DEPOSIT				3,373.89

(C)	WITHDRAWAL				0.00
(D)	ENDING BALANCE				3,373.89

PERFORMANCE TEST

H. DELINQUENCY RATIO (30+)
			DELINQUENT
			MONTH	POOL	DELINQUENCY
	MONTH		BALANCE	BALANCE	%
(A)	CURRENT		0.00	226,581,354.52	0.0000%

(B)	1ST PREVIOUS
(C)	2ND PREVIOUS
(D)	THREE MONTH ROLLING AVERAGE		0.00	226,581,354.52	0.0000%

J. CUMULATIVE NET LOSS RATE
			BALANCE	BALANCE	Net Loss Rate %
(A)	Collection Period Charge-Off receivables		-

(B)	Aggregate Cram Down Losses during period		-

(C)	Less: Recoveries (current month)		-

(D)	Prior Period Adjustment		-

(E)	Net Losses current period		-

(F)	Prior Period cumulative net losses		-

(G)	Cumulative Net Losses (current period)		-	232,100,000.00	0.00%

K. EXTENSION RATE
			MONTH BALANCE	POOL BALANCE	Extension Rate %
(A)	Principal Balance of Receivables extended during current period (not to exceed .75% of Original Pool Balance)		40,539.16	226,581,354.52	0.02%

L. LOCKBOX TEST
				AMOUNT	NUMBER
(A)	Total Payments to Lockbox (Current Month)			0.00	0

(B)	Total Payments (Current Month)			6,969,024.44	7,982

(C)	Lockbox Payment Percentage				0.00%

M. FINANCIAL COVENANTS
(A)	Monthly BVAC capital (at least $50MM)				50,000

(B)	Monthly BVAC cash and working capital borrowing capacity (at least $5MM)				18,597

(C)	Monthly BVAC net worth (at least $20MM)				63,125

N. WAC-Weighted Average Coupon					8.1377%

O. WAM-Weighted Average Maturity					75.04

P. TRIGGERS
		Trigger Level	Actual Level		In Compliance?
(A)	Average Delinquency Ratio	1.50%	0.00%		Yes

(B)	Cumulative Net Loss	0.65%	0.00%		Yes

(C)	Extension Rate	0.75%	0.02%		Yes

(D)	Lockbox Test	0%	0.00%		Yes

/s/ Lisa Staab	APPROVED BY:	/s/ Bob Windelspecht

Lisa Staab		Bob Windelspecht
VP, Controller		Controller
Bay View Acceptance Corp		Bay View Capital Corp